FINANCIAL STATEMENTS - PERIOD FROM 12-8-05 TO 4-29-06
EX-99.1

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM
DECEMBER 8, 2005
(DATE OF INCEPTION)

TO
APRIL 29, 2006

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 8, 2005 (DATE OF INCEPTION)

TO APRIL 29, 2006

Page

INDEX 1

INDEPENDENT AUDITORS’ REPORT	2

FINANCIAL STATEMENTS:

Balance Sheet	3

Statement of Income	4

Statement of Changes in Stockholders’ Equity	5

Statement of Cash Flows	6

Notes to Financial Statements	7-14

To the Stockholders’

Crystal Hospitality Holdings, Inc.

Charlotte
,
North Carolina

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheet of Crystal Hospitality Holdings, Inc. (a Delaware development stage company) as of April 29, 2006, and the related statements of income and stockholders’ equity and cash flows for the period from December 8, 2005 (date of inception), to April 29, 2006.

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accor
dan
ce with the standards of the Public Company Accounting Oversight Board (
United States
). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Hospitality Holdings, Inc. as of April 29, 2006, and the results of its operations and its cash flows for the period from December 8, 2005 (date of inception) to April 29, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has net stockholders’ deficit, which raise substantial doubt about its ability to continue as a going concern.

Management’s plans regarding those matters are also included in Note 1.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Charlotte
,
North Carolina

June 15, 2006

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

BALANCE SHEET

APRIL 29, 2006

ASSETS
CURRENT ASSETS
Cash	$ 3,703
Accounts receivable – related party	23,111
Prepaid expenses and other current assets	50,000

Total current assets	76,814

INTANGIBLE ASSETS - net of amortization	4,896,666

$ 4,973,480

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 122,285
Notes payable – related parties	264,456
Accrued expenses	478,739

Total current liabilities	865,480

LONG TERM DEBT	5,021,307

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Common stock; no par value, 10,000 shares authorized, 200 shares issued and outstanding	23,012
Deficit accumulated during development stage	(936,319)

(913,307)

$ 4,973,480

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

STATEMENT OF INCOME

FOR THE PERIOD FROM DECEMBER 8, 2005 (DATE OF INCEPTION)

TO APRIL 29, 2006

REVENUES
Gross receipts	$ -

-

COST AND EXPENSES
Cost of sales	152,620
General and administrative expenses	736,169

888,789

OPERATING LOSS	(888,789)

OTHER EXPENSES
Interest expense	(47,530)

NET LOSS	$ (936,319)

WEIGHTED AVERAGE NUMBER OF SHARES	200

LOSS PER SHARE	$ (4,681.60)

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM DECEMBER 8, 2005 (DATE OF INCEPTION)

TO APRIL 29, 2006

	Common Shares	Common Stock	Retained Earnings	Total

Balance at 12/8/2005	-	$ -	$ -	$ -

Initial capitalization	200	23,012	-	23,012

Net loss	-	-	(936,319)	(936,319)

Balance at 4/29/2006	200	$ 23,012	$ (936,319)	$ (913,307)

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM DECEMBER 8, 2005 (DATE OF INCEPTION)

TO APRIL 29, 2006

Net loss	$ (936,319)

Adjustments to reconcile net income to net cash
used for operating activities:
Amortization expense	125,000
Increase in accounts receivable	(23,111)
Increase in prepaid expenses	(50,000)
Increase in accounts payable	122,285
Increase in accrued expenses	478,739

Total adjustments	652,913

Net cash used in operations	(283,406)

Cash flows from financing activities:
Proceeds from short term notes payable	264,097
Proceeds from sale of stock	23,012

Net cash provided by financing activities	287,109

NET INCREASE IN CASH	3,703

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$ 3,703

SUPPLEMENTAL CASH FLOW INFORMATION

Non-cash transactions
Intangible assets purchased in exchange for long-term liabilities	$ 5,021,307

CRYSTAL HOSPITALITY HOLDINGS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 8, 2005 (DATE OF INCEPTION)

TO APRIL 29, 2006

Note 1 – Going Concern:

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the
United States of America
, which contemplates continuation of Crystal Hospitality Holdings, Inc. (the “Company”) as a going concern. However, as a result of the merger mentioned in Note 2, the Company has acquired debt on certain notes payable that are in default, payroll taxes and other payables owed by the acquired company. Additionally, the Company has used substantial amounts of working capital in start-up operations and has generated an operating loss leading to an accumulated stockholders’ deficit of $936,319 for the period from December 8, 2005 (date of inception) through April 29, 2006. Further, at April 29, 2006, the Company’s current liabilities exceeded current assets by $788,666. Based on these factors, the Company may not be able to continue as a going concern.

With the merger mentioned in Note 2, the Company’s management has taken over management of the acquired company and is changing the acquired company’s focus of operations. Plans include licensing out all software development and concentrating on the Company’s core business of providing travel packages to individuals. Management also plans on additional financing through the issuance of convertible debentures. However, no assurance can be given that the Company will continue as a going concern without the successful completion of additional financing and the commencement of management’s planned changes in operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As a result of the delinquencies and defaults, the Company may be subject to collection actions whenever agreements cannot be reached, including, but not limited to, litigation, foreclosure and/or seizure of assets and bank accounts.

Note 2 – Subsequent Event:

On April 17, 2006, Crystal Hospitality Holdings, Inc. (the “Company”) completed a share exchange agreement with the stockholders of Mobile Reach International, Inc. (“MRI”) effective April 30, 2006. As a result, MRI is a wholly owned subsidiary of the Company. The Company has accounted for this share exchange using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards (“SFAS”) No. 141, “ Business Combinations”. The share exchange has been treated as a reverse acquisition of MRI by the Company, due to the stockholders of the Company receiving the larger portion of the voting rights of the combined entity. All two hundred shares of the Company’s common stock was exchanged for an aggregate of 7,000,000 shares of Mobile Reach International, Inc.’s par value $0.001 common stock.

Note 3 - Summary of Significant Accounting Policies:

The Company:

Founded in 2005, the Company was formed as a
Delaware
corporation with the intent to become a travel services company. By utilizing registered agents and internet website booking capacity, the Company plans to develop and market travel packages and incentive programs.

Advertising, research and development expenses:

Advertising, research and development expenses are charged to expense when incurred.

Intangible assets:

Intangible assets are recorded at cost. Intangible assets subject to amortization include a purchased customer database and is being amortized on a straight-line basis over the estimated useful life of the asset. Intangible assets with an indefinite life are not subject to amortization and include trademark names. These costs are evaluated annually for impairment.

Income taxes:

The Company accounts for income taxes utilizing the asset and liability approach which requires the recognition of deferred tax assets and deferred tax liabilities for the expected future consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. These temporary differences will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled.

The deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Revenue recognition:

The Company follows the gui
dan
ce of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.

In general, the Company records revenue when persuasive evidence of any agreement exists, services have been rendered, and collectibility is reasonably assured, therefore, revenue is recognized when the Company invoices customers for completed services at contracted rates and terms.

Loss per share:

The Company calculates loss per share in accor
dan
ce with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share”, which requires the presentation of basic and diluted earnings per share.

Basic loss per share excludes dilution and is computed by dividing loss by the weighted-average number of common shares outstanding for the period.

Diluted loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Potential common shares are excluded from the computation of diluted earnings per share when a loss exists because the effect would be antidilutive.

Cash flows:

For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Use of accounting estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures.

Accordingly, the actual amounts could differ from those estimates.

Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

Fair value of financial instruments:

The Company’s financial instruments include cash, accounts receivable, accounts payable, accrued liabilities, credit facilities and long-term debt.

The carrying amounts of these financial instruments approximate fair value due to their short maturities and variable rates of interest.

The carrying amounts of long-term debt approximate their fair values based upon current rates available for similar types of instruments.

The Company did not have any outstanding financial derivative instruments.

Recent pronouncements:

In June 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections”. SFAS No. 154 replaces Accounting Principles Board Opinion No. 20, “Accounting Changes” and SFAS No. 3 “Reporting Accounting Changes in Interim Financial Statements”.

SFAS No. 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle.

SFAS No. 154 also requires that a change in estimate, and correction of errors in previously issued financial statements should be termed as a “restatement.”

The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.

The adoption of SFAS No. 154 did not have a material effect on the consolidated financial statements of the Company.

In March 2005, the FASB issued FASB Staff Position (FSP) FIN 46(R)-5, “Implicit Variable Interest Under FIN 46(R)”. FSP FIN 46(R)-5 states that a reporting entity should consider whether it holds an implicit variable interest in a variable interest entity (VIE) or in a potential VIE. If the aggregate of the explicit and implicit variable interests held by the reporting entity and its related parties would, if held by a single party, identify that party as the primary beneficiary, the party within the group most closely associated with the VIE should be deemed the primary beneficiary.

The gui
dan
ce of FSP FIN 46(R)-5 was effective for the reporting period beginning after March 3, 2005. The adoption of this pronouncement did not have a material impact on the Company’s consolidated financial statements.

In March 2005, the FASB also issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (FIN 47). FIN 47 clarifies that an entity must record a liability for a “conditional” asset retirement obligation if the fair value of the obligation can be reasonably estimated. This pronouncement is effective for the Company beginning December 15, 2005.

The adoption of FIN 47 did not have a material impact on the Company’s consolidated financial statements.

Note 4 – Prepaid expenses:

Prepaid expenses consist of a credit established with a vendor for internet website hosting services. At April 29, 2006, the balance of the credit was
$50,000
.

Note 5 – Intangible assets:

In March 2006, the Company purchased intangible assets from another company. These assets include a customer database which is amortized over an estimated useful life of twenty-four months. In addition, the Company purchased registered trademarks that, for generally accepted accounting principles purposes, are considered to have an indefinite life and do not allow amortization. These trademarks are subject to annual impairment testing.

Intangible assets at April 29, 2006, consisted of the following:

Customer database – net of amortization of $125,000	$ 1,375,000
Trademarks	3,521,666

Total intangible assets	$ 4,896,666

Note 6 – Accrued expenses:

At April 29, 2006, accrued expenses consisted of the following items:

Salary and wages payable	$ 207,511
Accrued and withheld taxes	10,910
Accrued interest	47,530
Accrued service expense	212,788

Total accrued expenses	$ 478,739

Note 7 – Long-term debt:

In March 2006, the Company entered into an agreement to purchase intangible assets from another entity for seven annual installments of $1,200,000 or $8,400,000 in total payments. In lieu of cash payments directly to the seller, the Company can assume, pay or otherwise cause discharge, waiver, forgiveness or release of certain debt of the seller’s to other third parties. The result of obtaining these releases is to be a cumulative credit as payment on the existing debt agreement between the Company and the intangible assets seller.

In March 2006, the Company obtained its first debt release agreement, as stated in the agreement, the debt release was credited directly against the intangible asset price. The remaining balance of the debt, as well as the intangible mentioned in Note 5, was discounted at five and a half percent to calculate the present value of the debt and asset. At April 29, 2006, long-term debt consisted of this single liability. Future principal payments required under the agreement are as follows:

2007	$ -
2008	177,479
2009	918,161
2010	968,660
2011	1,021,936
Thereafter	1,935,071

Total	$ 5,021,307

Note 8 – Equity:

The Company was organized in December 2005 with 10,000 shares of zero par value common stock being authorized. At April 29, 2006, 200 shares were issued and outstanding.

As of April 29, 2006, the Company had no preferred stock authorized, issued or outstanding.

Note 9 – Loss Per Share:

A reconciliation of basic loss per share to diluted earnings per share is presented below:

	Net Loss	Shares	Per Share Amount

Period from December 8, 2005 (date of inception) through April 29, 2006:
Basic EPS
Loss available to common shareholders	$ (936,319)	200	$ (4,681.60)
Effect of dilutive securities
stock options and warrants	-	-	-
	$ (936,319)	200	$ (4,681.60)

Note 10 – Income Taxes:

Deferred income taxes are provided in recognition of temporary differences in reporting certain revenues and expenses for financial statement and income tax purposes.

Net deferred tax assets (liabilities) consisted of the following components as of April 29, 2006:

	Current	Long-Term	Total
Period ended April 29, 2006:
Deferred tax assets:
Net operating loss carryover	$ 213,469	$ -	$ 213,469

Deferred tax liabilities	-	(5,869)	(5,869)
	213,469	(5,869)	207,600
Valuation allowance	(213,469)	5,869	(207,600)
Net deferred tax asset	$ -	$ -	$ -

The ultimate realization of these assets is dependent upon the generation of future taxable income sufficient to offset the related deductions and loss carryover within the applicable carryover period.

The valuation allowance is based on the uncertainty of the Company’s ability to generate sufficient taxable income in future years to fully utilize the net operating loss carryover.

The income tax provision differs from the amount of income tax determined by applying the U.S. Federal income tax rate to pretax income for the period from December 8, 2005 (date of inception) through April 29, 2006 due to the following:

Computed “expected” tax benefit	$ 207,600
Increase (decrease) in income taxes resulting from:
Temporary differences	(207,600)
Permanent differences	-
$ -

As of April 29, 2006, the Company had not filed an income tax return. Estimated operating loss carry forwards of approximately $ 862,500, will begin to expire in 2021.

The Tax Reform Act of 1986 contains provisions which limit the ability to utilize net operating loss, capital loss, and various tax credit carryovers in the case of certain events including significant changes in ownership interest.

If the Company’s tax carryovers are limited, and the Company has taxable income which exceeds the permissible yearly net operating loss carryover, the Company would incur a federal income tax liability even though these loss carryovers would be available in future years.

Note 11 – Related party transactions:

During the period ended April 29, 2006, the Company paid operating expenses for MRI, a partner in the reverse merger discussed in Note 2. At April 29, 2006, these payments totaled
$23,111
and is included in accounts receivable.

During the period ended April 29, 2006, a corporation related through common ownership and another corporation that is a stockholder made advances to the Company totaling
-
. Principal and interest of five percent is due on each note one year from the date of the note. Interest accrued on these notes through April 29, 2006 is $2,132 and is included in accrued expenses.

Note 12 – Other items:

Commitments and contingencies:

The Company is obligated under contracts signed with service companies dated March 2006. One contract is a seven year contract with minimum base payments due in monthly installments for the service and an annual per passenger charge due in November of each year. The other is a non-cancelable website hosting agreement for five years consisting of a flat monthly fee.

The future minimum payments under these contracts as of April 29, 2006, are as follows:

2007	$ 1,652,667
2008	4,274,000
2009	2,100,000
2010	1,850,000
2011	1,800,000
Thereafter	1,000,000

Total minimum payments	$ 12,676,667

Legal proceedings:

Subsequent to the balance sheet date, the Company was named as defen dan
t in two legal proceedings stemming from its purchase of the intangible assets discussed in Note 5. Management and counsel are in the process of reviewing these claims and intend to defend their position vigorously.